AMERICAN REBEL™

America's Patriotic Brand



AMERICAN REBEL
America's Patriotic Brand
MADE IN THE USA
AMERICAN REBEL
America's Patriotic Brand
MADE IN THE USA
AMERICAN REBEL

THE SAFE WITH AN ATTITUDE!



The strength & rugged independence that America was built upon.

American Rebel safes are made by hard-working Americans that pour their heart and soul into every product we build. The American Spirit is alive and well. We are proud to be building safes for American Patriots that share our love for this great country and celebrate the American Dream. American Rebel welcomes you to be a part of our Patriotic Family.

MADE IN USA

75 MIN 1200 DEGREES

LIFE TIME WARRANTY

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

- This presentation contains forward-looking statements that reflect our current expectations and views of future events, all of which are subject to risks and uncertainties. Forward-looking statements give our current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These forward-looking statements should be evaluated with consideration given to the risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements.
- Such forward-looking statements are based on a series of expectations, assumptions, estimates and projections about our Company, are not guarantees of future results or performance, and involve significant risks, uncertainties and other factors, including assumptions and projections, for all future periods. Our actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such factors include, among others: our ability to achieve positive cash flow from operations and new business opportunities; our current reliance on a sole manufacturer and supplier for the production of our safes; our new manufacturing partner’s ability to meet production demands, both quantitively and qualitatively; our ability to expand our sales organization to address effectively existing and new markets that we intend to target; impact from future regulatory, judicial, and legislative changes or developments in the U.S. and foreign countries; our ability to compete effectively in a competitive industry; our ability to identify suitable acquisition candidates to consummate acquisitions on acceptable terms, or to successfully integrate acquisitions in connection with the execution of our growth strategy, the failure of which could disrupt our operations and adversely impact our business and operating results; our ability to obtain funding for our operations; our ability to attract collaborators and strategic arrangements; our ability to meet the Nasdaq Capital Market continued listing requirements; our sole manufacturer’s ability to find adequate replacement in events of shortages of components and materials, and manage chain disruptions; our current reliance on our founder and Chief Executive Officer, Charles A, Ross; general business and economic conditions, including macroeconomic conditions resulting from the global COVID-19 pandemic; our ability to meet our financial obligations as they become due; the rate and degree of market acceptance and demand of our products; and other factors discussed in the Company’s registration statement as filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2021 on Form S-1 (as amended prior to the date of this presentation, the “S-1”).
- The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. The foregoing list of important factors does not include all such factors, nor necessarily present them in order of importance. For additional information regarding risk factors that could affect the Company, see “Risk Factors” in the S-1.
- The Company intends the forward-looking statements to speak only as of the time of such statements and does not undertake or plan to update or revise such forward-looking statements as more information becomes available or to reflect changes in expectations, assumptions or results. The Company can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of, or any material adverse change in, one or more of the risk factors or risks and uncertainties referred to in this presentation, could materially and adversely affect our results of operations, financial condition, and liquidity, and our future performance. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
- Unless the context otherwise requires, we use the terms “we,” “us,” “the Company,” “American Rebel” and “our” to refer to American Rebel Holdings, Inc.

Industry Data and Forecasts

- This presentation contains data related to the permanent and temporary safes and concealed self-defense products industry in the United States. This industry data includes projections that are based on a number of assumptions which have been derived from industry and government sources which we believe to be reasonable. We have not independently verified such third-party information. Industry and market data could be inaccurate because of the method by which sources obtained their data and because information cannot be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. Industry and market data are often forecasts by industry experts best equipped to make forecasts, but all forecasts bear a certain degree of uncertainty and should not be relied upon as facts. Such data and estimates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in “Risk Factors” filed in the S-1. The permanent and temporary safes and concealed self-defense products industries may not grow at the rate projected by industry data, or at all. The failure of the industries to grow as anticipated is likely to have a material adverse effect on our business and the market price of our Common Stock. In addition, the rapidly changing nature of the permanent and temporary safes and concealed self-defense industries subjects any projections or estimates relating to the growth prospects or future condition of our industries to significant uncertainties. Furthermore, if any one or more of the assumptions underlying the industry data turns out to be incorrect, actual results may, and are likely to, differ from the projections based on these assumptions.

Trademarks and Trade Names

- We own or have rights to various trademarks, service marks and/or trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and/or trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names and/or products in this presentation is not intended to, and does not imply, a relationship with us, or an endorsement or sponsorship by or of us. Solely for convenience, the trademarks, service marks and/or trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extend under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and/or tradenames.

Financial Measures and Arrangements

- American Rebel’s financial information in this presentation is derived from the audited and unaudited combined financial statements of the Company. This is not an offer to sell. All statements are qualified in their entirety by the registration statement, which can be obtained on the SEC's website at www.sec.gov.
- This presentation also contains non-GAAP financial measures. We have provided a reconciliation of such non-GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP in the Appendix to this presentation.
- We have recently been in default of certain of our financing arrangements and continue to be in default under three such arrangements with outstanding borrowings of an aggregate amount of approximately $290,049. We plan to repay these financing arrangements with a portion of the proceeds from this offering and as a result, we will no longer be in default under such financing arrangements following the application of such proceeds. For a complete description of our credit facilities and the financial and restrictive covenants contained therein, please see the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financing Arrangements” and “Risk Factors—Our substantial level of indebtedness and our current liquidity constraints could adversely affect our financial condition and our ability to service our indebtedness, which could negatively impact your ability to recover your investment in the Common Stock,” “Our indebtedness could adversely affect our business and limit our ability to plan for or respond to changes in our business, and we may be unable to generate sufficient cash flow to satisfy significant debt service obligations,” and “Despite the Company’s indebtedness levels, we are able to incur substantially more debt. This could further increase the risks associated with its leverage, as referenced in our registration statement and the prospectus included therein on Form S-1.

AMERICAN REBEL™
America's Patriotic Brand



The Back Story

Great Mind | Amazing Entrepreneur



BUD ROSS

"Ross described as great mind, amazing entrepreneur"

- Bud Ross, our founder Andy Ross's father, was a contributor to the founding of American Rebel in inspiration, design and manufacturing expertise.
- Bud recently passed away but his motivation and mentoring rings in our ears every day.
- A coal miner's son from the hills of West Virginia.
- CEO/Founder of **Kustom Electronics** ("Kustom"). In it's time, Kustom was a premier manufacturer of music and law enforcement equipment worldwide. Bud was chairman and president of the industry's national organization, National Association of Music Merchants. Kustom was a NASDAQ listed company.
- CEO/Founder of **Birdview Satellite**, a NASDAQ stock. A leading receive-only satellite system. Bud was chairman and president of the industry's national organization Society for Private and Commercial Earth Terminals.


Birdview
Birdview


Kustom





The American Rebel Story

Entrepreneur | Singer | Songwriter | TV Host | Bowhunter | Patriot


AMERICAN REBEL
America's Patriotic Brand

ANDY ROSS

It is my great pleasure to introduce American Rebel. I invite you to be a part of this exciting lifestyle brand and join our patriotic family. American Rebel – America's Patriotic Brand.

- CEO/Founder of **Digital Ally**. Raised initial capital, developed the original product line, secured IP and brought the company to market.
- TV host of ***Maximum Archery*** and ***American Rebel*** for 12 years on the Outdoor Channel, Sportsman Channel and the Pursuit Channel.
- Music artist and singer/songwriter has released 3 CDs. His music receives significant radio airplay promoting Andy and the American Rebel brand.
- Andy's song ***"Cold Dead Hand"*** caught the attention of Danny "The Count" Koker and landed him on the History Channel's hit TV show Counting Cars.
- Andy's song ***"American Rebel"*** has become a patriotic anthem and was the inspiration for the birth of American Rebel - America's Patriotic Brand.
- Andy is regularly requested for media interviews on radio and TV and in national print media/magazines.


ANDY ROSS LIVE
ANDY ROSS
ILLINOIS DEER CLASSIC
28TH MARCH
SATURDAY 7:30PM
PEORIA CIVIC CENTER


MAXIMUM ARCHERY
WORLD TOUR
BIG FIVE


TIME TO FIGHT




ANDY ROSS






2ND Amendment
muscle car


AMERICAN SHOOTING JOURNAL
American Patriot
ANDY ROSS
Hunter, Musician, TV Show Host & 2A Defender
Tactical Training With
BENGHAZI HEROES
Paronto & Benton
Outdoorswoman
Martha Tansy
Alaska's Real Deal
Brittany Boddington
Bagging A Kyrgyzstan Ibex
New Shotguns From Dickinson & Mossberg
Best Offensive Handguns
Riflescope Mounting
Norma's EcoStrike Bullets

Offering Summary

Company Name:	American Rebel Holdings, Inc.
Proposed Ticker/Exchange:	NASDAQ: AREB / AREBW
Offering Type:	Firm Commitment Public Offering and Uplisting
Offering Size:	Approximately $20 Million (excluding over-allotment)
Securities Offered:	Unit Consisting of 1 Share of Common Stock with 1 Warrant
Est. Offering Price:	$4.15 – $5.15 per unit
Use of Proceeds:	Repayment of Debt, Working Capital for Research and Development and Funding for Growth Strategies
Expected Close:	Q1 2022
Bookrunner(s):	EF Hutton, division of Benchmark Investments, LLC

Investment Highlights

1. Seasoned Management Team Primed for National Exchange
2. Diverse Product Offerings
3. Freedom Series Safes and Vault Doors Made in the USA
4. Growing Market Demand
5. Strong Brand Affinity
6. Unique Marketing Strategy

Seasoned Management Team Primed for National Exchange



ANDY ROSS
CHAIRMAN, CHIEF EXECUTIVE OFFICER, & BOARD MEMBER

Andy weaves his passions as singer/songwriter, patriot, and self-defense advocate into the creation of America's Patriotic Brand. Prior to founding American Rebel Andy founded Digital Ally, Inc., which he established in 2004. In addition to his entrepreneurial accomplishments, Andy served as host for twelve years of his own television shows, ***Maximum Archery*** and ***American Rebel***, where he bowhunted all over the world and featured his love of self-defense, firearm and tactical skills and music.



RONALD SMITH
CHIEF OPERATING OFFICER

Ronald's 40 years of company management experience includes 23 years as Owner/President of LADS Pet Supplies, a premium pet supplies wholesale distributor his parents founded in 1963. He oversaw sales/marketing, warehouse operations, shipping, accounting and finance. Ronald's leadership helped grow and develop start-up products into brand leaders which vastly expanded the business. His passion is developing strong relationships with brands that fall in the independent retail channel and he is excited to help build American Rebel into an independent category leader.



DOUG GRAU
PRESIDENT & BOARD MEMBER

Doug has produced Andy's three CDs and has worked with Andy Ross in various capacities for thirteen years. Doug worked as an executive at Warner Bros. Records in Nashville for fifteen years, developing the talents of Travis Tritt, Little Texas, David Ball, Jeff Foxworthy, Bill Engvall, Larry the Cable Guy, Ron White, and others. Doug's marketing and business experience is a great benefit to American Rebel. Doug graduated from Belmont University with a Bachelor's degree in Business Administration.



COREY LAMBRECHT
BOARD MEMBER

Corey is a 20+ year public company executive. Since 2007 he has been a Director of CUI Global, Inc. (NASDAQ: CUI) and has served multiple terms on the Audit Committee. Corey served on the Board of ORHub, Inc. (OTC: ORHB) from July 2016 through December 2019. On January 17, 2020, he was appointed to serve as the Chief Financial Officer for Singlepoint Inc. (OTC: SING) and he previously served as a Board Member for Lifestyle Wireless, Inc. which, in 2012 merged into Singlepoint. He most recently served as the President and Chief Operating Officer at Earth911 Inc., a subsidiary of Infinity Resources Holdings Company (OTC: IRHC) from January 2010 to July 2013.



NATHAN FINDLEY
PRESIDENT, AMERICAN REBEL SAFES

Nathan joins American Rebel with over 15 years of outdoor and firearms industries experience. Most recently, he served as Director of Sales and Product Development with Liberty Safe. That opportunity stemmed from the acquisition of 9g Products by Liberty Safe where Nathan had a wide range of responsibilities including Product Development, Sourcing and Procurement, and New Dealer Business. Nathan has extensive product design experience that will benefit American Rebel's expanding product line. Nathan's education background includes engineering at Kansas State University and business at Johnson County Community College.



ROCCO LAVISTA
VP BUSINESS DEVELOPMENT

Rocco graduated Cum Laude from Fairleigh Dickinson University with a B.S in Accounting.He began his career in accounting at The Dreyfus Corporation and Mitchell Hutchins Asset Management before joining PaineWebber and embarking on an 18 year journey as a registered representative. During his tenure as a stockbroker, Rocco was very active in placing Investment Banking deals including Private Placements, Secondary Offerings, PIPEs, NASDAQ Uplistings, SPACs, Convertibles, Bridge Financings, and IPOs. Mr. LaVista is also an officer and director of Beverage USA Holdings, Inc., a private beverage company.



BRETT LAFFERTY
NATIONAL SALES MANAGER, AMERICAN REBEL SAFES

Prior to joining American Rebel in January 2019, Brett was Regional Sales Manager for Liberty Safe, responsible for sales in AR, KY, LA, MS, TN. Brett has expanded his territory at American Rebel, and he is often travelling to visit accounts or attend trade shows. Brett has been instrumental in the launch of the industry's first inventory control safe, the HG-INV.



JORDAN BATH
OPERATIONS MANAGER, AMERICAN REBEL SAFES

Jordan joins American Rebel with knowledge and experience in the outdoor industry gained through his work with Liberty Safe. Jordan handles operations at American Rebel and is a great multi-tasker. On weekends you can find him at BBQ competitions or volunteering for the Kansas Department of Wildlife.

Diverse Product Offerings

FREEDOM CCW BACKPACKS
SMALL | MEDIUM | LARGE | EXTRA LARGE



FREEDOM 2.0 CCW JACKETS
FOR MEN & WOMEN


Men's


Women's


Hooded


Vest


Magnet Proprietary "Protection Pockets"
(Right & Leftsides)

CARTWRIGHT CCW BACKPACKS
LARGE




Proprietary "Protection Pockets"
(Right & Leftsides)

CARTWRIGHT CCW COATS
COATS FOR MEN & WOMEN



Diverse Product Offerings


AMERICAN REBEL

AR-50 AR-40 AR-30 AR-20 AR-15 AR-12

AR BLACK SMOKE SERIES
THE SAFE WITH AN ATTITUDE



AMERICAN STEEL
LIFE TIME WARRANTY
75 MINUTES | 1200

AR BLACK SMOKE SERIES
VAULT DOOR


AMERICAN REBEL

AR-VO
AR-VOL

AR-VI
AR-VIL


HOME GROWN

HG-INV INVENTORY SAFE
THE ORGANIZABLE SAFE



AMERICAN STEEL
LIFE TIME WARRANTY
75 MINUTES | 1200

AR-110 & AR-120 KEY VAULT
MOBILE PERSONAL SAFE


AMERICAN REBEL

AR-110
KEY VAULT

AR-120
KEY VAULT

Diverse Product Offerings


AMERICANREBEL

Vault Door | Made in the USA

Diverse Product Offerings

We Solve a Problem for Dispensaries with a Customized Solution

HG-INV INVENTORY CONTROL SAFE


HOME GROWN

- The HG-INV Inventory Safe provides cannabis dispensaries a reliable and safe solution.
- With wide-spread legalization, medical marijuana or recreational cannabis dispensaries, increasing governmental regulation and insurance requirements to lock their inventory after hours, the HG-INV Inventory Safe delivers a higher level of user experience with customized shelving and inventory notation system.
- The HG-INV has been introduced to the dispensary industry through trade show appearances while many dealers are actively cultivating dispensary business.
- Marketing the HG-INV can open new markets to American Rebel.

LIFE TIME WARRANTY | AMERICAN STEEL | 75 MINUTES | 1200°


AMERICAN REBEL

Diverse Product Offerings



AR-510
BIOMETRIC SAFE



AR-520
BIOMETRIC SAFE

BIOMETRIC SAFES
PERSONAL STORAGE SOLUTION

New Innovations
American Rebel will be introducing its line of wall safes and handgun boxes with Biometric, WiFi, and Bluetooth patent-pending proprietary technology. Products are designed, engineered and ready for production.



PERSONAL SECURITY DEVICE
PERSONAL

Safety and Technology
American Rebel is developing a non-lethal Personal Security Device that deters an attacker with an audible siren drawing attention to the attack as well as notifying the user's support network that help is needed and providing the location.

WALL SAFES
PERSONAL

Free Safe Storage
Wall safes are easily hidden and represent "free" storage space since they tuck into the space between your wall studs. Many folks love the look of them and leave them exposed, but you can easily cover them with a photo, painting or wall-hanging.


AMERICAN REBEL


AMERICAN REBEL

YOUTH PROTECTION BACKPACK
PERSONAL

Keeping Kids Safe
American Rebel is designing a Youth Protection Backpack that incorporates a light-weight ballistic shield to provide protection for our children as they go through their school day activities.

ADDITIONAL PRODUCTS

American Rebel is the perfect brand for wheelbarrows, trailer hitches, tools, motor oil, cologne, adult beverages, etc. Unlimited potential benefits from America's Patriotic Brand.

Note: American Rebel intends to introduce these additional product offerings in the year of 2022

AMERICAN REBEL
America's Patriotic Brand

Freedom Series Safes Made in the USA

American Rebel and Industrial Maintenance Incorporated (IMI) have forged a unique partnership to manufacture a Made-in-the-USA American Rebel Safe


INDUSTRIAL MAINTENANCE INC.

INDUSTRIAL MAINTENANCE, INC.





- American Rebel's new Made-in-the-USA model includes many features – a stronger door, an improved locking mechanism, and an increased fire rating. This US-made safe can sustain a higher price point and drive increased margin to the bottom line.
- Topeka, Kansas, and Industrial Maintenance Incorporated is roughly an hour west from our sales office in Lenexa, Kansas.
- Collaboration between the American Rebel design team and IMI's Engineering Technical Services has been very successful, and the Made-in-the-USA model is ready to begin production.

Freedom Series





Growing Market Demand

- FBI background checks in 2020 (39.7 million) surpassed previous annual record in 2019 (28.36 million) by 40%
- January and March 2021 were the 2 strongest months ever for background checks, topping 4 million for the first time
- 38,876,673 background checks in 2021 were similar to 2020's record-setting pace

- FBI background check system is a proxy for nationwide gun sales
- Safe sales and concealed carry apparel sales correlate with gun sales
- Major safe manufacturers are struggling to fill demand



ANNUAL BACKGROUND CHECKS (NICS)
45,000,000
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021



MOST MONTHLY FBI BACKGROUND CHECKS
5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Mar 2021
Jan 2021
Dec 2020
June 2020
Mar 2020
July 2020
Nov 2020

Source: Federal Bureau of Investigation (FBI)
NOTE: These statistics represent the number of firearm background checks initiated through the NICS. They do not represent the number of firearms sold. Based on varying state laws and purchase scenarios, a one-to-one correlation cannot be made between a firearm background check and a firearm sale.

Source: Federal Bureau of Investigation (FBI)

AMERICAN REBEL
America's Patriotic Brand

Strong Brand Affinity

America's Patriotic Brand was born December 2014

May 2015
Initial Friends & Family Raised $1,102,500

April 2016
2nd Friends & Family Raised $1,031,520

April 2017
Launched Freedom CCW Backpacks @ NRA Annual Meeting in Atlanta, GA

January 2018
Launched Defender, Cartwright and Freedom CCW Jackets and Coats

January 2019
Nathan Findley and team join American Rebel

April 2019
Prototype safes introduced at 2019 NRA Annual Meeting

September 2019
American Rebel ships its first safes to its dealer network

August 2020
Company topped $1,000,000 in Safe Sales

AMERICAN REBEL
America's Patriotic Brand

Unique Marketing Strategy


2ND Amendment muscle car


Andy Ross
AmericanRebel.com
AndyRoss.com
iTunes

Big Reach, Easy Scale

In addition to traditional marketing, American Rebel has a unique asset in Andy's media reach.

Music Streaming | CDs
Internet Streaming and CD Sales

TV | Radio | Print | Social Media
TV, Radio, Print & Social Media to promote the American Rebel Brand

Trade Shows | Live Events
Trade show appearances and live events are brand-building fan favorites

Unique Leveraging


YouTube
iTunes
Spotify
MUSIC
amazon music
ANDY
Andy Ross
COLD DEAD HAND
SiriusXM SATELLITE RADIO
Patriot
TIME TO FIGHT


THIS THURSDAY AT 10:15
AMERICAN REBEL
abc NEWS RADIO
THE MOST TRUSTED SOURCE. ANYTIME, EVERYWHERE.
AMERICAN REBEL
THE WAYNE ALLYN ROOT SHOW
AMERICAN SHOOTING JOURNAL
ANDY ROSS
the RITA COSBY SHOW
Weekdays Nationwide
WOR


AMERICAN REBEL

AMERICAN REBEL™

CONCEALED AND SAFE *America's Patriotic Brand* CONCEALED AND SAFE

Thank You

- This presentation has been prepared by American Rebel Holdings, Inc. for informational purposes only. This presentation is not an offer to sell securities and is intended solely for the recipient to whom it has been sent directly. Under no circumstances should this presentation be copied or forwarded to any other person or entity.
- The information contained in this presentation is as of January 11, 2022 but is not guaranteed.
- The recipient of this presentation should rely solely on its own counsel and advisors for guidance and refer to the Company's Offering Documents prior to making any decision to invest in the Company.
- Delivery or transmission of this presentation to the recipient shall not be deemed to create or imply any fiduciary relationship between the Company, its Officers, Directors, or any of their affiliates, agents, attorneys, advisors or representatives, and the recipient or any of its affiliates, agents or representatives.
- This presentation is privileged and confidential, and its dissemination into the public domain is prohibited. Any such dissemination into the public domain would be detrimental to the Company and its business operations.
- After this presentation has been reviewed by the recipient, it should be destroyed or returned to the Company.

Contact Information

Investor Relations | info@americanrebel.com | 913-303-3580 | americanrebel.com